Conference Call Table of Contents     866-831-8713 | ID – EastGroup     July 29, 2020   11:00 a.m. Eastern Time webcast available at   EastGroup.net        2020  SECOND  QUARTER                                                                             Supplemental Information June 30, 2020 400 W. Parkway Place, Suite 100, Ridgeland, MS 39157 | TEL: 601-354-3555 | FAX: 601-352-1441 | EastGroup.net Page 1 of 24

Table of Contents       Financial Information: Consolidated Balance Sheets ..................................................................................... 3 Consolidated Statements of Income and Comprehensive Income ............................ 4 Reconciliations of GAAP to Non-GAAP Measures .................................................. 5 Consolidated Statements of Cash Flows .................................................................... 7 Same Property Portfolio Analysis ............................................................................. 8 Additional Financial Information .............................................................................. 9 Financial Statistics ..................................................................................................... 10 Capital Deployment: Development and Value-Add Properties Summary .................................................. 11 Development and Value-Add Properties Transferred to Real Estate Properties ....... 12 Acquisitions and Dispositions ................................................................................... 13 Real Estate Improvements and Leasing Costs ........................................................... 14 Property Information: Leasing Statistics and Occupancy Summary ............................................................. 15 Core Market Operating Statistics ............................................................................... 16 Lease Expiration Summary ........................................................................................ 17 Top 10 Customers by Annualized Base Rent ............................................................ 18 Capitalization: Debt and Equity Market Capitalization ..................................................................... 19 Continuous Common Equity Program ....................................................................... 20 Debt-to-EBITDAre Ratios ......................................................................................... 21 Other Information: Outlook for 2020 ........................................................................................................ 22 Glossary of REIT Terms ............................................................................................ 23 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects” or “plans” and variations of such words or similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the Company’s current views about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to the Company and on assumptions it has made. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions; the duration and extent of the impact of coronavirus disease (COVID-19) on our business and the businesses of our tenants (including their ability to timely make rent payments) and the economy generally; the duration of any “shelter-in-place” or “stay-at-home” orders or other formal recommendations for social distancing which may have affected our operations or the operations of our tenants, and the speed and extent to which revenues of our tenants recover following the lifting of any such orders or recommendations; the general level of interest rates and ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, debt terms that have been agreed upon but have not yet closed may not close as expected or at all, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the significant uncertainty as to when and the conditions under which current or potential tenants will be able to operate physical locations in the future; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws or REIT or corporate income tax laws, and potential increases in real property tax rates; our ability to maintain our qualification as a REIT; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections; natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes; pandemics, epidemics or other public health emergencies, such as the recent outbreak of COVID-19; the terms of governmental regulations that affect us and interpretations of those regulations, including the costs of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates; credit risk in the event of non-performance by the counterparties to our interest rate swaps; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to retain key personnel; the consequences of future terrorist attacks or civil unrest; and environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s Annual Report on Form 10- K for the year ended December 31, 2019, and in its subsequent Quarterly Reports on Form 10-Q. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2020, whether as a result of new information, future events or otherwise. Page 2 of 24

Consolidated Balance Sheets (In thousands, except share and per share data)    (Unaudited) June 30, 2020 December 31, 2019 ASSETS Real estate properties$ 2,986,046 2,844,567 Development and value-add properties 405,260 419,999 3,391,306 3,264,566 Less accumulated depreciation (916,656) (871,139) 2,474,650 2,393,427 Unconsolidated investment 7,322 7,805 Cash 104 224 Other assets 140,442 144,622 TOTAL ASSETS $ 2,622,518 2,546,078 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities$ 65,977 111,394 Unsecured debt 1,037,854 938,115 Secured debt 128,733 133,093 Accounts payable and accrued expenses 99,965 92,024 Other liabilities 73,192 69,123 Total Liabilities 1,405,721 1,343,749 EQUITY Stockholders' Equity: Common stock; $0.0001 par value; 70,000,000 shares authorized; 39,317,910 shares issued and outstanding at June 30, 2020 and 38,925,953 at December 31, 2019 4 4 Excess shares; $0.0001 par value; 30,000,000 shares authorized; no shares issued - - Additional paid-in capital 1,558,322 1,514,055 Distributions in excess of earnings (328,438) (316,302) Accumulated other comprehensive income (loss) (14,807) 2,807 Total Stockholders' Equity 1,215,081 1,200,564 Noncontrolling interest in joint ventures 1,716 1,765 Total Equity 1,216,797 1,202,329 TOTAL LIABILITIES AND EQUITY $ 2,622,518 2,546,078 Page 3 of 24

Consolidated Statements of Income and Comprehensive Income   (In thousands, except per share data) (Unaudited) Three Months Ended Six Months Ended June 30, June 30, 2020 2019 2020 2019 REVENUES Income from real estate operations$ 89,500 81,783 178,077 160,420 Other revenue 215 318 266 479 89,715 82,101 178,343 160,899 EXPENSES Expenses from real estate operations 25,351 22,922 51,180 45,224 Depreciation and amortization 28,570 27,291 56,462 51,037 General and administrative 4,025 4,506 7,306 8,350 Indirect leasing costs 166 103 274 196 58,112 54,822 115,222 104,807 OTHER INCOME (EXPENSE) Interest expense (8,346) (8,846) (16,803) (17,692) Gain on sales of real estate investments - 9,081 - 11,406 Other 230 (565) 467 (323) NET INCOME 23,487 26,949 46,785 49,483 Net income attributable to noncontrolling interest in joint ventures (3) 4 (4) (1) NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 23,484 26,953 46,781 49,482 Other comprehensive loss - cash flow hedges (1,824) (3,754) (17,614) (6,067) TOTAL COMPREHENSIVE INCOME $ 21,660 23,199 29,167 43,415 BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders$ 0.60 0.73 1.20 1.35 Weighted average shares outstanding 39,007 36,944 38,945 36,705 DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders$ 0.60 0.73 1.20 1.35 Weighted average shares outstanding 39,077 37,019 39,019 36,770 Page 4 of 24

Reconciliations of GAAP to Non-GAAP Measures   (In thousands, except per share data) (Unaudited) Three Months Ended Six Months Ended June 30, June 30, 2020 2019 2020 2019 NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS $ 23,484 26,953 46,781 49,482 Depreciation and amortization 28,570 27,291 56,462 51,037 Company's share of depreciation from unconsolidated investment 34 35 69 70 Depreciation and amortization from noncontrolling interest (37) (46) (79) (93) Gain on sales of real estate investments - (9,081) - (11,406) FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS 52,051 45,152 103,233 89,090 Gain on casualties and involuntary conversion (161) (248) (161) (348) FFO EXCLUDING GAIN ON CASUALTIES AND INVOLUNTARY CONVERSION $ 51,890 44,904 103,072 88,742 NET INCOME $ 23,487 26,949 46,785 49,483 Interest expense (1) 8,346 8,846 16,803 17,692 Depreciation and amortization 28,570 27,291 56,462 51,037 Company's share of depreciation from unconsolidated investment 34 35 69 70 EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA") 60,437 63,121 120,119 118,282 Gain on sales of real estate investments - (9,081) - (11,406) EBITDA for Real Estate ("EBITDAre") $ 60,437 54,040 120,119 106,876 DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders $ 0.60 0.73 1.20 1.35 FFO attributable to common stockholders$ 1.33 1.22 2.65 2.42 FFO Excluding Gain on Casualties and Involuntary Conversion attributable to common stockholders$ 1.33 1.21 2.64 2.41 Weighted average shares outstanding for EPS and FFO purposes 39,077 37,019 39,019 36,770 (1) Net of capitalized interest of $2,623 and $1,885 for the three months ended June 30, 2020 and 2019, respectively; and $5,184 and $3,921 for the six months ended June 30, 2020 and 2019, respectively. Page 5 of 24

Reconciliations of GAAP to Non-GAAP Measures (Continued)   (In thousands) (Unaudited) Three Months Ended Six Months Ended June 30, June 30, 2020 2019 2020 2019 NET INCOME $ 23,487 26,949 46,785 49,483 Gain on sales of real estate investments - (9,081) - (11,406) Net loss on other - 808 - 808 Interest income (21) (34) (50) (67) Other revenue (215) (318) (266) (479) Indirect leasing costs 166 103 274 196 Depreciation and amortization 28,570 27,291 56,462 51,037 Company's share of depreciation from unconsolidated investment 34 35 69 70 Interest expense (1) 8,346 8,846 16,803 17,692 General and administrative expense (2) 4,025 4,506 7,306 8,350 Noncontrolling interest in PNOI of consolidated joint ventures (41) (42) (84) (94) PROPERTY NET OPERATING INCOME ("PNOI") 64,351 59,063 127,299 115,590 PNOI from 2019 and 2020 Acquisitions (2,177) (410) (4,214) (410) PNOI from 2019 and 2020 Development and Value-Add Properties (5,582) (1,755) (10,227) (2,035) PNOI from 2019 Operating Property Dispositions - (1,004) - (2,192) Other PNOI 17 79 105 126 SAME PNOI (Straight-Line Basis) 56,609 55,973 112,963 111,079 Net lease termination fee income from same properties (25) (766) (469) (906) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis) 56,584 55,207 112,494 110,173 Straight-line rent adjustments for same properties 318 (492) 738 (1,082) Acquired leases — market rent adjustment amortization for same properties (150) (189) (310) (381) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis) $ 56,752 54,526 112,922 108,710 (1) Net of capitalized interest of $2,623 and $1,885 for the three months ended June 30, 2020 and 2019, respectively; and $5,184 and $3,921 for the six months ended June 30, 2020 and 2019, respectively. (2) Net of capitalized development costs of $1,761 and $1,416 for the three months ended June 30, 2020 and 2019, respectively; and $3,605 and $2,987 for the six months ended June 30, 2020 and 2019, respectively. Page 6 of 24

Consolidated Statements of Cash Flows   (In thousands) (Unaudited) Six Months Ended June 30, 2020 2019 OPERATING ACTIVITIES Net income $ 46,785 49,483 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 56,462 51,037 Stock-based compensation expense 3,421 2,960 Net gain on sales of real estate investments and non-operating real estate - (11,406) Gain on casualties and involuntary conversion on real estate assets (161) (100) Changes in operating assets and liabilities: Accrued income and other assets 570 2,167 Accounts payable, accrued expenses and prepaid rent 8,460 3,792 Other 1,145 454 NET CASH PROVIDED BY OPERATING ACTIVITIES 116,682 98,387 INVESTING ACTIVITIES Development and value-add properties (104,863) (115,666) Purchases of real estate (6,231) (62,068) Real estate improvements (18,167) (16,963) Net proceeds from sales of real estate investments and non-operating real estate - 18,102 Proceeds from casualties and involuntary conversion on real estate assets 242 187 Repayments on mortgage loans receivable 14 19 Changes in accrued development costs (181) 2,061 Changes in other assets and other liabilities (17,475) (10,514) NET CASH USED IN INVESTING ACTIVITIES (146,661) (184,842) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 318,115 377,133 Repayments on unsecured bank credit facilities (363,787) (376,983) Proceeds from unsecured debt 100,000 80,000 Repayments on secured debt (4,465) (51,085) Debt issuance costs (584) (168) Distributions paid to stockholders (not including dividends accrued) (59,157) (53,161) Proceeds from common stock offerings 44,381 113,436 Proceeds from dividend reinvestment plan - 109 Other (4,644) (2,874) NET CASH PROVIDED BY FINANCING ACTIVITIES 29,859 86,407 DECREASE IN CASH AND CASH EQUIVALENTS (120) (48) CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 224 374 CASH AND CASH EQUIVALENTS AT END OF PERIOD $ 104 326 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $5,184 and $3,921 for 2020 and 2019, respectively $ 16,161 16,266 Cash paid for operating lease liabilities 719 636 NON-CASH OPERATING ACTIVITY Operating lease liabilities arising from obtaining right of use assets$ 495 15,435 Page 7 of 24

Same Property Portfolio Analysis   (In thousands) (Unaudited) Three Months Ended Six Months Ended June 30, June 30, Same Property Portfolio Analysis (Straight-Line Basis) (1)(2) 2020 2019 % Change 2020 2019 % Change Square feet as of period end 38,737 38,737 38,737 38,737 Average occupancy 96.8% 96.6% 0.2% 96.9% 96.7% 0.2% Occupancy as of period end 97.1% 96.6% 0.5% 97.1% 96.6% 0.5% Income from real estate operations$ 79,092 77,847 1.6%$ 158,768 154,814 2.6% Less cash received for lease terminations (25) (887) (481) (1,055) Add straight-line rent write-offs for lease terminations - 121 12 149 Income excluding lease termination income 79,067 77,081 2.6% 158,299 153,908 2.9% Expenses from real estate operations (22,483) (21,874) 2.8% (45,805) (43,735) 4.7% PNOI excluding income from lease terminations$ 56,584 55,207 2.5%$ 112,494 110,173 2.1% Same Property Portfolio Analysis (Cash Basis) (1)(2) Income from real estate operations$ 79,260 77,287 2.6%$ 159,208 153,500 3.7% Less cash received for lease terminations (25) (887) (481) (1,055) Income excluding lease termination income 79,235 76,400 3.7% 158,727 152,445 4.1% Expenses from real estate operations (22,483) (21,874) 2.8% (45,805) (43,735) 4.7% PNOI excluding income from lease terminations$ 56,752 54,526 4.1%$ 112,922 108,710 3.9% (1) Includes properties which were included in the operating portfolio for the entire period of 1/1/19 through 6/30/20. (2) Includes deferred rent charges for executed deferral agreements that qualify for the modified COVID-19-related guidance provided by the FASB. Page 8 of 24

Additional Financial Information   (In thousands) (Unaudited) Three Months Ended Six Months Ended June 30, June 30, 2020 2019 2020 2019 SELECTED INCOME STATEMENT INFORMATION (Items below represent increases or (decreases) in FFO) Straight-line (S/L) rent income adjustment$ 1,540 1,821 2,830 2,619 Reserves for uncollectible S/L rent (528) (9) (895) (22) Net straight-line rent adjustment 1,012 1,812 1,935 2,597 Cash received for lease terminations 25 966 481 1,134 Less S/L rent write-offs - (121) (12) (149) Net lease termination fee income 25 845 469 985 Reserves for uncollectible cash rent (197) (175) (325) (291) Stock-based compensation expense (2,195) (1,895) (3,421) (2,960) Debt issuance costs amortization (355) (342) (691) (684) Indirect leasing costs (166) (103) (274) (196) Gain on casualties and involuntary conversion (1) 161 248 161 348 Acquired leases - market rent adjustment amortization 372 284 746 476 Assumed mortgages - fair value adjustment amortization 5 6 10 12 Three Months Ended Six Months Ended June 30, June 30, 2020 2019 2020 2019 WEIGHTED AVERAGE COMMON SHARES Weighted average common shares 39,007 36,944 38,945 36,705 BASIC SHARES FOR EARNINGS PER SHARE (EPS) 39,007 36,944 38,945 36,705 Potential common shares: Unvested restricted stock 70 75 74 65 DILUTED SHARES FOR EPS AND FFO 39,077 37,019 39,019 36,770 (1) Included in Other revenue on the Consolidated Statements of Income and Comprehensive Income; included in FFO. Page 9 of 24

Financial Statistics   ($ in thousands, except per share data) (Unaudited) Quarter Ended Years Ended 6/30/2020 2019 2018 2017 2016 ASSETS/MARKET CAPITALIZATION Assets$ 2,622,518 2,546,078 2,131,705 1,953,221 1,825,764 Equity Market Capitalization 4,663,497 5,164,306 3,348,269 3,071,927 2,461,251 (1) Total Market Capitalization (Debt and Equity) 5,899,482 6,350,438 4,458,037 4,183,620 3,566,865 Shares Outstanding - Common 39,317,910 38,925,953 36,501,356 34,758,167 33,332,213 Price per share$ 118.61 132.67 91.73 88.38 73.84 FFO CHANGE FFO per diluted share (2) $ 1.33 4.98 4.66 4.25 4.00 Change compared to same period prior year 9.0% 6.9% 9.6% 6.3% 9.0% COMMON DIVIDEND PAYOUT RATIO Dividend distribution$ 0.75 2.94 2.72 2.52 2.44 FFO per diluted share (2) 1.33 4.98 4.66 4.25 4.00 Dividend payout ratio 56% 59% 58% 59% 61% COMMON DIVIDEND YIELD Dividend distribution$ 0.75 2.94 2.72 2.52 2.44 Price per share 118.61 132.67 91.73 88.38 73.84 Dividend yield 2.53% 2.22% 2.97% 2.85% 3.30% FFO MULTIPLE FFO per diluted share (2) $ 1.33 4.98 4.66 4.25 4.00 Price per share 118.61 132.67 91.73 88.38 73.84 Multiple 22.30 26.64 19.68 20.80 18.46 INTEREST & FIXED CHARGE COVERAGE RATIOS EBITDAre$ 60,437 221,517 200,788 180,214 166,463 Interest expense 8,346 34,463 35,106 34,775 35,213 Interest and fixed charge coverage ratios 7.24 6.43 5.72 5.18 4.73 DEBT-TO-EBITDAre RATIO Debt$ 1,232,564 1,182,602 1,105,787 1,108,282 1,101,333 EBITDAre 60,437 221,517 200,788 180,214 166,463 Debt-to-EBITDAre ratio 5.10 5.34 5.51 6.15 6.62 Adjusted debt-to-pro forma EBITDAre ratio 3.96 3.92 4.73 5.45 6.05 DEBT-TO-TOTAL MARKET CAPITALIZATION (1) 21.0% 18.7% 24.9% 26.6% 31.0% ISSUER RATINGS (3) Issuer Rating Outlook Moody's Investors Service Baa2 Stable (1) Before deducting unamortized debt issuance costs. (2) In connection with the Company's 2019 adoption of the Nareit Funds from Operations White Paper - 2018 Restatement, the Company now excludes from FFO the gains and losses on sales of non-operating real estate and assets incidental to the Company's business. The Company has adjusted its 2018 and prior results, as necessary, to conform to the updated definition of FFO. (3) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. Page 10 of 24

Development and Value-Add Properties Summary   ($ in thousands) (Unaudited) Costs Incurred Anticipated 2nd Qtr Cumulative Projected Conversion % Leased (1) Square Feet (SF) 2020 at 6/30/20 Total Costs Date 7/27/20 Lease-up Parc North 6 Dallas, TX 96,000 $ 1,552 10,741 11,300 07/20 100% SunCoast 6 Ft Myers, FL 81,000 455 8,557 9,200 07/20 100% Arlington Tech Centre 1 & 2 (2) Dallas, TX 151,000 232 13,944 15,100 08/20 18% Gateway 5 Miami, FL 187,000 1,146 24,948 26,100 08/20 100% Steele Creek IX Charlotte, NC 125,000 1,381 10,981 11,400 08/20 100% Grand Oaks 75 2 (2) Tampa, FL 150,000 144 13,665 15,100 09/20 50% Southwest Commerce Center (2) Las Vegas, NV 196,000 559 28,073 30,100 10/20 48% Rocky Point 2 (2) San Diego, CA 109,000 254 19,779 20,600 12/20 0% Gilbert Crossroads A & B Phoenix, AZ 140,000 885 16,121 16,900 01/21 71% World Houston 44 Houston, TX 134,000 406 7,471 9,100 05/21 0% Gateway 4 Miami, FL 197,000 2,457 21,330 23,800 06/21 0% Hurricane Shoals 3 Atlanta, GA 101,000 263 8,175 8,800 06/21 0% Interstate Commons 2 (2) Phoenix, AZ 142,000 687 11,923 12,100 06/21 32% Tri-County Crossing 3 & 4 San Antonio, TX 203,000 612 12,114 14,700 06/21 0% Total Lease-up 2,012,000 11,033 207,822 224,300 41% Wgt Avg % (3) Lease-Up: Projected Stabilized Yield 6.7% Under Construction CreekView 121 7 & 8 Dallas, TX 137,000 3,136 13,383 16,300 08/21 29% Northwest Crossing 1-3 Houston, TX 278,000 3,972 20,619 25,700 08/21 0% Ridgeview 1 & 2 San Antonio, TX 226,000 3,328 13,770 18,500 08/21 13% Settlers Crossing 3 & 4 Austin, TX 173,000 2,637 14,476 18,400 08/21 16% LakePort 1-3 Dallas, TX 194,000 4,006 14,988 22,500 10/21 0% SunCoast 7 Ft Myers, FL 77,000 1,107 5,289 8,400 10/21 0% Total Under Construction 1,085,000 18,186 82,525 109,800 9% Wgt Avg % (3) Under Construction: Projected Stabilized Yield 7.2% 30% Wgt Avg % (3) Development: Projected Stabilized Yield 7.1% (3) Value-Add: Projected Stabilized Yield 6.1% Prospective Development Acres Projected SF Phoenix, AZ 13 178,000 92 4,919 Ft Myers, FL 20 252,000 - 4,271 Miami, FL 34 266,000 174 19,733 Orlando, FL 123 1,488,000 886 23,175 Tampa, FL 33 349,000 108 5,988 Jackson, MS 3 28,000 - 706 Charlotte, NC 43 475,000 85 7,496 Dallas, TX 79 1,074,000 1,947 24,034 Houston, TX 84 1,223,000 428 20,082 San Antonio, TX 24 373,000 86 4,509 Total Prospective Development 456 5,706,000 3,806 114,913 456 8,803,000 $ 33,025 405,260 (1) Development properties will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion. Value-Add properties will transfer at the earlier of 90% occupancy or one year after acquisition. (2) These value-add projects were acquired by EastGroup. (3) Weighted average yield based on property net operating income at 100% occupancy and rents computed on a straight-line basis. Page 11 of 24

Development and Value-Add Properties Transferred to Real Estate Properties   ($ in thousands) (Unaudited) Costs Incurred 2nd Qtr Cumulative Conversion % Leased Square Feet (SF) 2020 at 6/30/20 Date 7/27/20 1st Quarter Logistics Center 6 & 7 (1) Dallas, TX 142,000 $ 4 15,777 01/20 100% Settlers Crossing 1 Austin, TX 77,000 4 9,411 01/20 100% Settlers Crossing 2 Austin, TX 83,000 179 8,795 01/20 100% Parc North 5 Dallas, TX 100,000 324 9,109 02/20 84% Airport Commerce Center 3 Charlotte, NC 96,000 2 8,893 03/20 100% 498,000 513 51,985 2nd Quarter Horizon VIII & IX Orlando, FL 216,000 890 18,199 04/20 100% Ten West Crossing 8 Houston, TX 132,000 - 9,831 04/20 65% Tri-County Crossing 1 & 2 San Antonio, TX 203,000 8 15,583 04/20 100% SunCoast 8 Ft Myers, FL 77,000 238 8,272 05/20 100% CreekView 121 5 & 6 Dallas, TX 139,000 361 15,562 06/20 100% 767,000 1,497 67,447 Total Transferred to Real Estate Properties 1,265,000 $ 2,010 119,432 (2) Projected Stabilized Yield 7.8% 95% Wgt Avg % (1) This value-add project was acquired by EastGroup. (2) Weighted average yield based on property net operating income at 100% occupancy and rents computed on a straight-line basis. Page 12 of 24

Acquisitions and Dispositions Through June 30, 2020   ($ in thousands) (Unaudited) ACQUISITIONS Purchase Date Property Name Location Size Price (1) 1st Quarter 01/16/20 Arlington Tech Centre Land Dallas, TX 6.7 Acres$ 1,725 02/28/20 Wells Point One Austin, TX 50,000 SF 6,231 03/16/20 Horizon West Land Orlando, FL 121.5 Acres 20,528 2nd Quarter None 50,000 SF Total Acquisitions 128.2 Acres$ 28,484 DISPOSITIONS Date Property Name Location Size Gross Sales Price Realized Gain 1st Quarter None 2nd Quarter None (1) Represents acquisition price plus closing costs. Page 13 of 24

Real Estate Improvements and Leasing Costs   (In thousands) (Unaudited) Three Months Ended Six Months Ended June 30, June 30, REAL ESTATE IMPROVEMENTS 2020 2019 2020 2019 Upgrade on Acquisitions$ 141 58 165 355 Tenant Improvements: New Tenants 2,712 3,885 5,756 6,802 Renewal Tenants 676 1,027 2,005 1,527 Other: Building Improvements 772 1,939 1,990 2,788 Roofs 2,645 3,942 3,582 5,538 Parking Lots 313 477 349 485 Other 6 96 353 380 TOTAL REAL ESTATE IMPROVEMENTS (2) $ 7,265 11,424 14,200 17,875 CAPITALIZED LEASING COSTS (Principally Commissions) (1) Development and Value-Add$ 754 2,361 2,517 3,933 New Tenants 1,194 1,433 2,221 3,063 Renewal Tenants 809 1,863 3,742 2,530 TOTAL CAPITALIZED LEASING COSTS $ 2,757 5,657 8,480 9,526 (1) Included in Other Assets . (2) Reconciliation of Total Real Estate Improvements to Real Estate Improvements on the Consolidated Statements of Cash Flows: Six Months Ended June 30, 2020 2019 Total Real Estate Improvements$ 14,200 17,875 Change in Real Estate Property Payables 178 (997) Change in Construction in Progress 3,789 85 Real Estate Improvements on the Consolidated Statements of Cash Flows $ 18,167 16,963 Page 14 of 24

Leasing Statistics and Occupancy Summary (Unaudited)   Three Months Ended Number of Square Feet Weighted Rental Change Rental Change PSF Tenant PSF Leasing PSF Total (1) (1) (1) June 30, 2020 Leases Signed Signed Average Term Straight-Line Basis Cash Basis Improvement Commission Leasing Cost (In Thousands) (In Years) New Leases (2) 31 575 4.4 15.8% 11.0%$ 5.37 $ 1.87 $ 7.24 Renewal Leases 53 1,143 3.6 12.7% 6.3% 0.51 0.85 1.36 Total/Weighted Average 84 1,718 3.8 13.8% 7.9%$ 2.14 $ 1.19 $ 3.33 Per Year$ 0.56 $ 0.31 $ 0.87 (3) Weighted Average Retention 79.8% Six Months Ended Number of Square Feet Weighted Rental Change Rental Change PSF Tenant PSF Leasing PSF Total (1) (1) (1) June 30, 2020 Leases Signed Signed Average Term Straight-Line Basis Cash Basis Improvement Commission Leasing Cost (In Thousands) (In Years) New Leases (2) 53 965 4.8 17.9% 11.8%$ 5.51 $ 2.10 $ 7.61 Renewal Leases 115 3,222 3.9 20.8% 11.5% 0.52 1.10 1.62 Total/Weighted Average 168 4,187 4.1 20.1% 11.5%$ 1.67 $ 1.33 $ 3.00 Per Year$ 0.41 $ 0.32 $ 0.73 Weighted Average Retention (3) 83.6% 06/30/20 03/31/20 12/31/19 09/30/19 06/30/19 Percentage Leased 97.5% 97.3% 97.6% 97.9% 97.5% Percentage Occupied 97.0% 96.7% 97.1% 97.4% 96.5% (1) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts. (2) Does not include leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. (3) Calculated as square feet of renewal leases signed during the quarter / square feet of leases expiring during the quarter (not including early terminations or bankruptcies). Page 15 of 24

Core Market Operating Statistics June 30, 2020   (Unaudited) Same Property PNOI Change Rental Change (excluding income from lease terminations) New and Renewal Leases (3) Total Lease Expirations QTR YTD QTR YTD Square Feet % Annualized % % in Square Feet Straight-Line Cash Straight-Line Cash Straight-Line Cash Straight-Line Cash (2) (4) (4) (4) (4) of Properties of Total Base Rent (1) Leased Occupied 2020 2021 Basis Basis Basis Basis Basis Basis Basis Basis Florida Tampa 4,346,000 10.2% 9.5% 97.4% 97.1% 268,000 930,000 5.0% 4.8% 4.0% 4.6% 31.3% 16.0% 18.5% 10.1% Orlando 3,685,000 8.7% 9.0% 98.2% 98.2% 203,000 431,000 1.9% 0.5% 0.2% -0.2% 9.8% 6.4% 25.6% 15.4% Jacksonville 2,273,000 5.3% 4.1% 98.6% 97.7% 245,000 531,000 2.2% 2.2% 2.9% 2.6% 6.4% 1.4% 8.8% 2.1% Miami/Ft. Lauderdale 1,272,000 3.0% 3.6% 96.1% 96.1% 109,000 128,000 1.1% 2.1% 4.5% 3.6% 25.4% 22.0% 18.2% 11.6% Ft. Myers 468,000 1.1% 1.2% 100.0% 100.0% 21,000 103,000 2.0% 6.0% 2.0% 1.6% N/A N/A N/A N/A 12,044,000 28.3% 27.4% 97.8% 97.5% 846,000 2,123,000 2.9% 2.7% 2.6% 2.5% 16.4% 9.2% 19.3% 11.0% Texas Dallas 4,109,000 9.7% 8.6% 98.9% 98.1% 196,000 417,000 3.6% 4.5% 3.9% 4.3% 13.5% 14.2% 20.5% 18.9% Houston 5,875,000 13.8% 13.8% 97.9% 97.9% 246,000 1,115,000 5.9% 6.5% 5.1% 6.4% 6.1% 0.3% 9.1% 0.3% San Antonio 3,664,000 8.6% 9.2% 96.5% 95.6% 229,000 474,000 -1.5% 1.8% -1.2% 0.5% 3.0% -1.1% 8.7% 2.6% Austin 953,000 2.2% 2.8% 95.1% 95.1% 9,000 93,000 1.3% 5.1% 0.1% 2.9% 9.6% 3.0% 12.9% 8.3% El Paso 957,000 2.2% 1.7% 99.0% 99.0% 35,000 113,000 8.2% 8.9% 8.8% 9.1% 40.1% 22.5% 51.7% 34.5% 15,558,000 36.5% 36.1% 97.7% 97.3% 715,000 2,212,000 3.3% 4.9% 3.1% 4.3% 9.3% 5.5% 14.2% 8.0% California San Francisco 1,045,000 2.4% 2.9% 86.7% 86.7% 45,000 173,000 -8.1% -14.1% -9.8% -16.6% N/A N/A 58.8% 38.9% Los Angeles (5) 2,323,000 5.5% 6.9% 100.0% 100.0% 160,000 1,217,000 3.9% 6.7% -1.3% 4.9% 55.8% 39.9% 47.3% 33.7% Fresno 398,000 0.9% 0.7% 97.4% 97.4% 39,000 129,000 4.0% -1.0% -1.1% -7.1% 9.9% 3.0% 11.9% 3.7% San Diego 758,000 1.8% 2.9% 95.6% 95.6% 15,000 91,000 -7.4% 22.5% -0.1% 40.9% 30.8% 16.0% 30.8% 16.0% 4,524,000 10.6% 13.4% 96.0% 96.0% 259,000 1,610,000 -0.9% 2.3% -3.3% 1.9% 38.2% 24.9% 49.5% 32.5% Arizona Phoenix 2,502,000 5.9% 5.5% 96.9% 93.9% 163,000 384,000 -5.5% -3.9% -6.4% -5.5% 7.7% 3.5% 11.7% 6.3% Tucson 848,000 2.0% 2.0% 100.0% 100.0% 10,000 38,000 1.2% 3.4% 0.6% 2.4% 6.8% -1.1% 13.4% 2.0% 3,350,000 7.9% 7.5% 97.7% 95.4% 173,000 422,000 -3.7% -2.0% -4.5% -3.5% 7.6% 3.0% 12.2% 5.0% Other Core Atlanta 891,000 2.1% 1.8% 97.4% 93.0% 32,000 81,000 15.5% 81.1% 47.5% 103.3% 1.0% 0.0% 1.0% 0.0% Charlotte 3,281,000 7.7% 6.5% 97.3% 97.3% 196,000 420,000 6.7% 6.7% 3.6% 4.5% 17.0% 7.6% 14.1% 5.7% Denver 886,000 2.1% 2.6% 100.0% 98.6% 65,000 220,000 5.3% 1.7% 7.3% 8.6% -4.2% 0.0% 12.7% 8.6% Las Vegas 558,000 1.3% 1.6% 100.0% 100.0% - 221,000 1.8% 3.8% 1.6% 3.7% N/A N/A N/A N/A 5,616,000 13.2% 12.5% 98.0% 97.1% 293,000 942,000 6.7% 11.5% 8.1% 12.5% 12.1% 5.9% 13.5% 6.0% Total Core Markets 41,092,000 96.5% 96.9% 97.6% 97.0% 2,286,000 7,309,000 2.4% 4.1% 2.0% 3.7% 14.0% 8.0% 20.3% 11.7% Total Other Markets (5) 1,494,000 3.5% 3.1% 95.2% 95.2% 64,000 146,000 5.1% 5.0% 7.1% 8.9% 3.9% 1.6% 6.2% 2.4% Total Operating Properties 42,586,000 100.0% 100.0% 97.5% 97.0% 2,350,000 7,455,000 2.5% 4.1% 2.1% 3.9% 13.8% 7.9% 20.1% 11.5% (1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent). (2) Square Feet expiring during the remainder of the year, including month-to-month leases. (3) Does not include leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. (4) Excludes straight-line rent adjustments and amortization of above/below market rent intangibles. (5) Includes the Company's share of its less-than-wholly-owned real estate investments. Page 16 of 24

Lease Expiration Summary Total Square Feet of Operating Properties Based   On Leases Signed Through June 30, 2020 ($ in thousands) (Unaudited) Annualized Current % of Total Base Rent of Base Rent of Square Footage of % of Leases Expiring Leases Expiring LEASE EXPIRATION Leases Expiring Total SF (without S/L Rent) (without S/L Rent) Vacancy 1,062,000 2.5%$ - 0.0% 2020 - remainder of year (1) 2,350,000 5.5% 16,085 6.2% 2021 7,455,000 17.5% 47,889 18.5% 2022 7,348,000 17.2% 45,082 17.4% 2023 5,868,000 13.8% 35,771 13.8% 2024 6,666,000 15.6% 41,062 15.9% 2025 4,455,000 10.5% 27,240 10.5% 2026 2,471,000 5.8% 16,381 6.3% 2027 1,779,000 4.2% 10,725 4.2% 2028 1,133,000 2.7% 6,382 2.5% 2029 and beyond 1,999,000 4.7% 12,221 4.7% TOTAL 42,586,000 100.0%$ 258,838 100.0% (1) Includes month-to-month leases. Page 17 of 24

Top 10 Customers by Annualized Base Rent As of June 30, 2020   (Unaudited) % of Total # of Total SF % of Total Annualized Customer Leases LocationLeased Portfolio Base Rent (1) 1 The Chamberlain Group 2 Tucson, AZ 350,000 1 Charlotte, NC 11,000 0.8% 1.0% 2 WNA Comet West, Inc. 1 Los Angeles, CA 411,000 1.0% 1.0% 3 Essendant Co. 1 Orlando, FL 404,000 0.9% 0.8% 4 Mattress Firm 1 Houston, TX 202,000 1 Tampa, FL 109,000 1 Jacksonville, FL 49,000 1 Ft. Myers, FL 25,000 0.9% 0.8% 5 Kuehne & Nagel, Inc. 2 Houston, TX 172,000 2 Charlotte, NC 106,000 0.7% 0.7% 6 Price Transfer 1 Los Angeles, CA 262,000 0.6% 0.7% 7 Oceaneering International, Inc. 3 Orlando, FL 259,000 0.6% 0.7% 8Agility 2 Houston, TX 246,000 0.6% 0.6% 9 Iron Mountain Information 2 Tampa, FL 184,000 Management, Inc. 2 Phoenix, AZ 59,000 1 Ft. Lauderdale, FL 45,000 1 Jacksonville, FL 40,000 0.8% 0.6% 10 U.S. Postal Service 1 Houston, TX 110,000 1 New Orleans, LA 99,000 2 Tampa, FL 59,000 0.6% 0.6% 29 3,202,000 7.5% 7.5% (1) Calculation: Customer Annualized Base Rent as of 06/30/20 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent). Page 18 of 24

Debt and Equity Market Capitalization June 30, 2020   ($ in thousands, except per share data) (Unaudited) Average  Remainder  2025 and  Years to  of 2020 2021 2022 2023 2024 Beyond Total Maturity Unsecured debt (fixed rate) (1) $    105,000            40,000        75,000      115,000      120,000        585,000            1,040,000                  5.2 Weighted average interest rate 3.55% 2.34% 3.03% 2.96% 3.47% 3.42% 3.32% Secured debt (fixed rate) Balloon payments                ‐ 85,600 32,655              ‐               ‐ 1,549 119,804 Amortization 4,572 3,962 115 119 122 253 9,143 4,572 89,562 32,770 119 122 1,802 128,947                  1.0 Weighted average interest rate 4.42% 4.55% 4.09% 3.85% 3.85% 3.85% 4.42% Total unsecured debt and secured debt$     109,572 129,562 107,770 115,119 120,122 586,802 1,168,947                  4.8 Weighted average interest rate 3.59% 3.86% 3.35% 2.96% 3.47% 3.42% 3.44% Unsecured debt and secured debt  (fixed rate) $         1,168,947 Unsecured bank credit facilities (variable rate) $45MM Line ‐ 1.162% ‐ matures 7/30/2022  22,038 $350MM Line ‐ 1.184% ‐ matures 7/30/2022 45,000 Total carrying amount of debt $         1,235,985 Total unamortized debt issuance costs (3,421) Total debt net of unamortized debt issuance costs $         1,232,564 Equity market capitalization Shares outstanding ‐ common 39,317,910 Price per share at quarter end $               118.61 Total equity market capitalization $         4,663,497 (2) Total market capitalization (debt and equity)  $         5,899,482 (2) Total debt / total market capitalization  21.0% (1)  These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps (2)  Before deducting unamortized debt issuance costs Page 19 of 24

Continuous Common Equity Program Through June 30, 2020   ($ in thousands, except per share data) (Unaudited) Average Shares Issued Sales Price Offering-Related and Sold (1) (Per Share) Gross Proceeds Fees and Expenses Net Proceeds 1st Quarter 105,837 $ 141.73 $ 15,000 $ (266) $ 14,734 2nd Quarter 243,621 123.14 30,000 (353) 29,647 TOTAL 2020 349,458 $ 128.77 $ 45,000 $ (619) $ 44,381 (1) As of July 27, 2020, the Company had common shares with an aggregate gross sales price of $703.3 million authorized and remaining for issuance under its continuous common equity program. Page 20 of 24

Debt-to-EBITDAre Ratios   ($ in thousands) (Unaudited) Quarter Ended Years Ended December 31, June 30, 2020 2019 2018 2017 2016 EBITDAre$ 60,437 $ 221,517 200,788 180,214 166,463 Debt 1,232,564 1,182,602 1,105,787 1,108,282 1,101,333 DEBT-TO-EBITDAre RATIO 5.10 5.34 5.51 6.15 6.62 EBITDAre$ 60,437 $ 221,517 200,788 180,214 166,463 Adjust for acquisitions as if owned for entire period - 5,590 1,909 859 991 Adjust for development and value-add properties in lease-up (932) (2,072) (304) (679) (939) or under construction Adjust for properties sold during the period - (3,812) (474) (1,031) (1,308) Pro Forma EBITDAre $ 59,505 $ 221,223 201,919 179,363 165,207 Debt$ 1,232,564 $ 1,182,602 1,105,787 1,108,282 1,101,333 Subtract development and value-add properties in lease-up or under construction (290,347) (315,794) (149,860) (130,505) (101,520) Adjusted Debt$ 942,217 $ 866,808 955,927 977,777 999,813 ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO 3.96 3.92 4.73 5.45 6.05 Page 21 of 24

Outlook for 2020 (Unaudited)   Low Range High Range Q3 2020 Y/E 2020 Q3 2020 Y/E 2020 (In thousands, except per share data) Net income attributable to common stockholders$ 21,106 87,634 22,682 91,562 Depreciation and amortization 29,907 117,644 29,907 117,644 Funds from operations attributable to common stockholders$ 51,013 205,278 52,589 209,206 Diluted shares 39,392 39,277 39,392 39,277 Per share data (diluted): Net income attributable to common stockholders$ 0.54 2.23 0.58 2.33 Funds from operations attributable to common stockholders 1.30 5.23 1.34 5.33 The following assumptions were used for the mid-point: April Earnings Revised Release Guidance for Guidance for Actual for Year Metrics Year 2020 Year 2020 2019 FFO per share $5.23 - $5.33 $5.11 - $5.23 $4.98 FFO per share increase over prior year period 6.0% 3.8% 6.9% Same PNOI growth: cash basis (1) (2) 2.0% - 3.0% .5% - 1.5% 4.7% Average month-end occupancy 96.0% (3) 95.2% 96.9% Lease termination fee income $500,000 $500,000 $1.3 million Reserves for uncollectible rent (No identified bad debts for July-December) $3.6 million $3.8 million $448,000 Development starts: Square feet 1.0 million 1.1 million 2.7 million Projected total investment $100 million $100 million $262 million Value-add property acquisitions (projected total investment) none $10 million $108 million Operating property acquisitions $6 million $6 million $142 million Operating property dispositions $10 million none $66 million Unsecured debt closing in period $275 million at $275 million at $290 million at 2.56% weighted 3.26% weighted 3.45% weighted average interest average interest average interest rate rate rate Common stock issuances $110 million $15 million $288 million General and administrative expense $14.9 million $15.2 million $16.4 million (1) Includes properties which have been in the operating portfolio since 1/1/19 and are projected to be in the operating portfolio through 12/31/20; includes 38,658,000 square feet. (2) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations. Includes deferred rent charges for executed deferral agreements that qualify for the modified COVID-19-related guidance provided by the FASB. Revised Guidance for Year 2020 includes a projected $1.4 million of reserves for uncollectible rent. (3) Average occupancy for the six months ended June 30, 2020 was 96.7%. Guidance for July through December 2020 projects an average occupancy of 95.4%. Page 22 of 24

Glossary of REIT Terms  Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease-up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non-GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO Excluding Gain on Casualties and Involuntary Conversion: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on casualties and involuntary conversion. The Company believes that the exclusion of gain on casualties and involuntary conversion presents a more meaningful comparison of operating performance. Industrial Properties: Generally consisting of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period.   Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets.   Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to-month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease. Page 23 of 24

Glossary of REIT Terms  (Continued) Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust: A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental changes on new and renewal leases: Rental changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term. If free rent is given, then the first positive full rent value is used. Rental amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2019 through June 30, 2020. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI Excluding Income from Lease Terminations on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Acquired properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% occupied as of the acquisition date (or will be less than 75% occupied within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the acquisition cost will be spent to redevelop the property. Page 24 of 24